UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 18, 2011

Loreto Resources Corporation
 (Exact name of registrant as specified in its charter)

Nevada	000-1380412	20-5308449
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1266 1st Street, Suite 4
Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

(941) 365-5081
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On October 18, 2011, we terminated a letter of intent entered into on August 8, 2011 with Eagleford Energy Inc. (“Eagleford”), a publicly held Ontario corporation, which related to a potential farm-in by us of an up to 50% working interest in Eagleford’s net working interests in oil and gas leases in Zavala County, Texas.  The letter of intent is no longer binding.

The letter of intent with Eagelford is described in our current report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2011.  For further information regarding the letter of intent, reference is made to that 8-K which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loreto Resources Corporation

Date:	October 19, 2011	By:	/s/Adam Zive
Adam Zive, Interim Chief Executive Officer